COLUMBIA FUNDS SERIES TRUST

Corporate Bond Portfolio

Mortgage- and Asset-Backed Portfolio

(each a “Fund” and, collectively, the “Funds”)

Supplement dated September 13, 2012 to each Fund’s prospectus dated August 1, 2012 and Statement of

Additional Information dated August 1, 2012

The Board of Trustees of the Funds has approved a Plan of Liquidation and Termination (the Plan) pursuant to which each Fund will be liquidated and terminated.

Effective at the close of business on September 14, 2012 (the Closing Date), the Funds are no longer open to new investors. Shareholders who opened and funded an account with a Fund as of the close of business on this date (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Fund shares, including purchases by existing plan-level retirement or other omnibus accounts relating to new or existing participants seeking to invest in a Fund.

Under the terms of the Plan, it is anticipated that the redemption of all shares of each of the Funds would occur on or about September 21, 2012 (the Liquidation Date). Shareholders of a Fund may also redeem their investments in a Fund at any time prior to the Liquidation Date.

As of the close of business on the business day preceding the Liquidation Date, the Funds will not accept any orders for the purchase of or exchange for shares of either of the Funds. Orders for the purchase of or exchange for Fund shares may, in a Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.

During the period prior to the Liquidation Date, the Funds’ investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), may depart from the Funds’ stated investment objectives and strategies in order to liquidate the Funds’ assets in a manner the Investment Manager believes to be in the best interests of each Fund and its shareholders.

Shareholders should retain this Supplement for future reference.

C-1121-2 A (9/12)